UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
             ____________________________________________________

                                FORM 8-K
                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1933

                            July 14, 2005
              Date of Report (Date of earliest event reported)
            ____________________________________________________

                       iWORLD PROJECTS & SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)

                               814-00689
                          (Commission File No.)

                                Nevada
               (State or other jurisdiction of incorporation)

                              88-0492267
                  (IRS Employer Identification Number)

   412 Brevard Avenue, Cocoa, FL                          32922
 (Address of principal executive offices)                 (ZIP Code)

                              (407) 810-6125
       (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    _____________________________________________________________




ITEM  5.02.  RESIGNATION OF REGISTRANT?S DIRECTORS.

	On July 13, 2005, the Registrant received the resignations of two of its directors, Stanley Hirschman and Phil Pearce, as members of the Board,
effective immediately.   Mr. Hirschman and Mr. Pearce also are affiliated with
Redwood Grove Capital, the managing director of Longview Equity Fund, LP and Longview International Equity Fund, LP, and the notice of default issued to Registrant by the latter regarding the convertible debentures dated March 31, 2005, placed them in an irreconcilable conflict of interest.

	Mr. Dan Hodges also has resigned as a member of the Board of Directors of Registrant due to time commitments for his other business activities, which are anticipated to keep him from attending meetings of the Board or otherwise to participate in Board activities.

	The remaining members of the Board anticipate filling the resulting vacancies on the Board shortly and to have all members of the Board of Directors stand for election at the annual meeting of shareholders of the Registrant, to be held in late August or early September.

ITEM  8.  OTHER EVENTS

     On July 13, 2005, the registrant received a notice of default from Longview Equity Fund, LP and Longview International Equity Fund, LP, with respect to the convertible debenture notes, totaling $500,000, executed by the Company on March 31, 2005. The Company was unable to pay the July 1, 2005 installment payment due, with interest because an expected subscription agreement funding was not received as anticipated. The company expects the subscription payment to be received shortly, at which time the Company intends to pay the July 1, 2005 installment due. Although the default notice was effective as of March 31, 2005, the date of closing, and claims other grounds for default as well, the Company anticipated resolving all issues as soon as the July 1, 2005 payment has been made.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2005

                            iWORLD PROJECTS & SYSTEMS, INC.


                            By /s/ Robert Hipple
                          -----------------------------------------
                             Robert Hipple, Chief Executive Officer